Questions & Answers

DWS Cash Investment Trust

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 16 in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and restructure the money market funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Cash Investment Trust into DWS Money Market Prime Series (each a “Fund” and together the “Funds”).

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of the Fund. The Board recommends that you vote for the proposal.

Q Why has this proposal been made for my Fund?

A The proposal to merge your Fund into DWS Money Market Prime Series is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the merger will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses. The Funds seek to achieve a similar investment objective through similar types of investments.

Q&A continued

Q Will I have to pay federal income taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger.

Q Upon merger, will I own the same number of shares?

A Yes. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined on page 23 of the Prospectus/Proxy Statement).

Q Will any Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger is expected to occur during the first calendar quarter of 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

Q&A continued

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my Fund’s performance on the Internet or through the voice response system?

A Yes. You will be able to continue to track your Fund’s performance before the merger through both these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940.

DWS CASH INVESTMENT TRUST

A Message from the Funds’ President

September 29, 2006

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in DWS Cash Investment Trust (“Cash Investment Trust”). While you are, of course, welcome to join us at the shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Cash Investment Trust into DWS Money Market Prime Series (“Money Market Series”). In this merger, your shares of Cash Investment Trust would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly created class of Money Market Series equal in number to the Cash Investment Trust shares held by you.

The proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 16 of the enclosed Prospectus/Proxy Statement) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend approval of the merger, the Trustees of Cash Investment Trust conducted a thorough review of the potential implications of the merger and concluded that the participation of Cash Investment Trust in the proposed merger would be in the best interests of Cash Investment Trust and would not dilute the interests of Cash Investment Trust’s existing shareholders.

If approved by shareholders, the Board expects that the merger will take effect during the first calendar quarter of 2007.

Included in this booklet is information about the upcoming special shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Money Market Series, the specific proposal being considered at the special shareholders’ meeting and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

Sincerely yours,

Michael Clark

President

Cash Investment Trust

DWS CASH INVESTMENT TRUST

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of DWS Cash Investment Trust:

A Special Meeting of Shareholders of DWS Cash Investment Trust (“Cash Investment Trust”) will be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of Cash Investment Trust to DWS Money Market
Prime Series (“Money Market Series”), in exchange for shares of Money Market Series and the assumption by Money Market Series of all liabilities of Cash Investment Trust, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Cash Investment Trust in complete liquidation and termination of
Cash Investment Trust.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Cash Investment Trust at the close of business on August 23, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Trustees

John Millette

Secretary

September 29, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS CASH INVESTMENT TRUST

This document contains a combined Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Trustees’ recommendation on the proposal.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

September 25, 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Cash Investment Trust	DWS Money Market Prime Series a series of DWS Money Funds

Two International Place Boston, MA 02110 (617) 295-1500	222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Cash Investment Trust (“Cash Investment Trust”) into DWS Money Market Prime Series (“Money Market Series”), a series of DWS Money Funds. Cash Investment Trust and Money Market Series are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.”

The Trustees of Cash Investment Trust are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of Cash Investment Trust into Money Market Series.

As a result of the proposed merger, each shareholder of Cash Investment Trust will receive shares of Money Market Series equal in number to such shareholder’s Cash Investment Trust shares as of the Valuation Time (as defined below on page 23).

Money Market Series is comprised of five classes of shares, including four new share classes, which were created to facilitate the merger and which correspond to the existing classes of Cash Investment Trust. If you are a shareholder of Cash Investment Trust, you will hold shares of the following newly-created classes of Money Market Series after the merger:

Cash Investment Trust	Money Market Series
Class A	DWS Cash Investment Trust Class A(2)
Class B	DWS Cash Investment Trust Class B(2)
Class C	DWS Cash Investment Trust Class C(2)
Class S(1)	DWS Cash Investment Trust Class S(2)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of Cash Investment Trust were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.
(2)	DWS Cash Investment Trust Class A shares, DWS Cash Investment Trust Class B shares, DWS Cash Investment Trust Class C shares and DWS Cash Investment Trust Class S shares are also referred to herein as Class A, Class B, Class C and Class S shares, respectively.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed on or about September 29, 2006. It explains concisely what you should know before voting on the matters described herein or investing in Money

Market Series, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Money Market Series dated August 1, 2006, as supplemented from time to time, relating to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Money Market Series dated August 1, 2006, as supplemented from time to time, relating to DWS Cash Investment Trust Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Cash Investment Trust dated October 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of Cash Investment Trust dated October 1, 2005, as supplemented from time to time, relating to Class S shares;

(v)	the statement of additional information of Cash Investment Trust, dated October 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of Cash Investment Trust, dated October 1, 2005, as supplemented from time to time, relating to Class S shares;

(vii)	the statement of additional information relating to the proposed merger, dated September 25, 2006 (the “Merger SAI”); and

(viii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for Cash Investment Trust contained in the Annual Report for the fiscal year ended May 31, 2006.

Because the DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of Money Market Series have not yet commenced operation, there is no financial information available for these shares as of the date of this Prospectus/Proxy Statement.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting your financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1–800–728–3337 for Class S shares).

Like shares of Cash Investment Trust, shares of Money Market Series are not bank deposits or obligations of, or guaranteed or endorsed by, any Financial Institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

This document is designed to give you the information you need to vote on the merger. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus(es) and statement(s) of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Cash Investment Trust are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of Cash Investment Trust into Money Market Series.

If approved by shareholders, all of the assets of Cash Investment Trust will be transferred to Money Market Series solely in exchange for the issuance and delivery to Cash Investment Trust of DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of Money Market Series (“Merger Shares”) equal in number to the outstanding shares of the corresponding class of Cash Investment Trust and for the assumption by Money Market Series of all liabilities of Cash Investment Trust. Immediately following the transfer, the Merger Shares received by Cash Investment Trust will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my shares of Cash Investment Trust as a result of the merger?

Your shares of Cash Investment Trust will, in effect, be exchanged for shares of the corresponding share class of Money Market Series equal in number as of the Valuation Time (as defined below on page 23). The corresponding share classes are as follows:

Cash Investment Trust	Money Market Series
Class A	DWS Cash Investment Trust Class A(2)
Class B	DWS Cash Investment Trust Class B(2)
Class C	DWS Cash Investment Trust Class C(2)
Class S(1)	DWS Cash Investment Trust Class S(2)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of Cash Investment Trust were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.
(2)	DWS Cash Investment Trust Class A shares, DWS Cash Investment Trust Class B shares, DWS Cash Investment Trust Class C shares and DWS Cash Investment Trust Class S shares are also referred to herein as Class A, Class B, Class C and Class S shares, respectively.

3.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined below on page 23).

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4.	Why have the Trustees of Cash Investment Trust recommended that I approve the merger?

The Trustees considered the following factors, among others, in determining to recommend that shareholders of Cash Investment Trust approve the merger:

•	The merger offers shareholders of Cash Investment Trust the opportunity to invest in a larger combined fund with similar investment strategies;

•	The fees and operating expense ratios of Cash Investment Trust and Money Market Series, including a comparison between the expenses of Cash Investment Trust and the estimated operating expense ratios of the combined fund, and in particular, noted that the total operating expense ratio of the applicable class of the combined fund was anticipated to be equal to or lower than the current total operating expense ratio of the corresponding class of Cash Investment Trust;

•	DeAM has agreed to cap the total operating expense ratio of each applicable class of the combined fund at a level equal to or lower than the current total operating expense ratio of the corresponding class of Cash Investment Trust for at least three years following the merger; and

•	DeAM agreed to pay all costs associated with the merger.

The Trustees of Cash Investment Trust concluded that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Trustees of Cash Investment Trust recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

5.	How do the investment goals, policies and restrictions of the Funds compare?

While not identical, the investment objective of Money Market Series is similar to that of Cash Investment Trust. The objective of Money Market Series is to seek maximum current income to the extent consistent with stability of principal. The objective of Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. Each Fund seeks to maintain a stable net asset value pursuant to Rule 2a-7. Each Fund pursues its objective by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Both Funds may invest in high quality, short-term U.S. dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include: debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, U.S. government securities that are issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government, repurchase agreements, and asset-backed securities. Both Funds have elected to be classified as a diversified open-end management investment company or a series thereof. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Money Market Series may concentrate its investments by investing more than 25% of its net assets in government securities and instruments issued by domestic banks, while Cash Investment Trust will concentrate its investments by investing more than 25% of its net assets in the obligations of banks and other financial institutions. Each Fund may change its investment goal without seeking shareholder approval. Please also see Part II—Investment Strategies and Risk Factors— below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of January 31, 2006, and of Money Market Series on a pro forma combined basis, giving effect to the proposed merger as of that date.

Portfolio Composition (as a % of Fund Investments)

	Cash Investment Trust	Money Market Series	Money Market Series— Pro Forma (Combined)(1)
Commercial Paper	34%	35%	35%
Short-Term Notes	31%	29%	29%
Certificates of Deposit and Bank Notes	14%	15%	15%
Repurchase Agreements	11%	13%	13%
U.S. Government Sponsored Agencies	2%	2%	2%
Promissory Notes	4%	2%	2%
Master Notes	—	2%	1%
Asset-Backed	2%	1%	1%
Funding Agreements	2%	—	1%
Other Investments	—	1%	1%

	100%	100%	100%

(1)	Reflects the blended characteristics of Cash Investment Trust and Money Market Series as of January 31, 2006. No assurance can be given as to the actual portfolio composition of Money Market Series subsequent to the merger. The portfolio composition and characteristics of the combined Fund will change consistent with its stated investment objective and policies.

As of January 31, 2006, the weighted average maturity for Cash Investment Trust and Money Market Series was 47 days and 44 days, respectively.

A complete list of each Fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. In addition, each Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each Fund’s statement of additional information includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

6.	How do the management fees and operating expense ratios of the Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that Cash Investment Trust incurred during the year ended January 31, 2006 and the estimated annual operating expense ratios of the newly created classes of Money Market Series. The tables are provided to help you understand

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the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger. As shown below, the merger is expected to result in a lower management fee ratio and equal or lower total operating expense ratios for shareholders of Cash Investment Trust. However, there can be no assurance that the merger will result in expense savings.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Cash Investment Trust	None	(1)	None	None	None
Money Market Series	None	(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Cash Investment Trust	None	(2)	4.00%	1.00%	None
Money Market Series	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of total redemption proceeds)
Cash Investment Trust	None		None	None	None
Money Market Series	None		None	None	None

(1)	The sales charge applicable to other DWS funds will apply for exchanges from Class A shares of the Fund into Class A shares of other DWS funds.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the Fund acquired directly but only to shares acquired on exchange from another DWS fund purchased under the Large Order NAV Purchase Privilege. Please see the applicable Fund’s prospectus(es) for more details.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses(1)		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses
Cash Investment Trust
Class A	0.40	%(2)(3)	0.25%	0.51	%(2)	1.16%	0.20	%(4)	0.96	%(4)
Class B	0.40	%(2)(3)	1.00%	0.87	%(2)	2.27%	0.60	%(4)	1.67	%(4)
Class C	0.40	%(2)(3)	1.00%	0.55	%(2)	1.95%	0.35	%(4)	1.60	%(4)
Class S	0.40	%(2)(3)	None	0.34	%(2)	0.74%	0.02	%(4)	0.72	%(4)
Money Market Series
Class A(5)	0.26%		0.25%	0.40%		0.91%	—	(6)	0.91	%(6)
Class B(5)	0.26%		1.00%	0.65%		1.91%	0.24	%(6)	1.67	%(6)
Class C(5)	0.26%		1.00%	0.25%		1.51%	—	(6)	1.51	%(6)
Class S(5)	0.26%		None	0.35%		0.61%	—	(6)	0.61	%(6)
Money Market Series (Pro Forma Combined)
Class A(5)	0.26%		0.25%	0.40%		0.91%	—	(6)	0.91	%(6)
Class B(5)	0.26%		1.00%	0.65%		1.91%	0.24	%(6)	1.67	%(6)
Class C(5)	0.26%		1.00%	0.25%		1.51%	—	(6)	1.51	%(6)
Class S(5)	0.26%		None	0.35%		0.61%	—	(6)	0.61	%(6)

(1)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	This fee includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DeIM”) for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)	Through September 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.96% for Class A shares, 1.67% for Class B shares, 1.60% for Class C shares and 0.72% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.
(5)	The Annual Fund Operating Expenses are estimated since no DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares will be issued prior to the merger.
(6)	Contingent upon completion of the merger, for three years from the completion of the merger, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.96%, 1.67%, 1.60% and 0.72% for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

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Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Cash Investment Trust Assuming you sold your shares at the end of each period.
Class A(1)	$98	$328	$599	$1,372
Class B(1)	$570	$891	$1,303	$1,965
Class C(1)	$263	$543	$986	$2,217
Class S(1)	$74	$232	$407	$915
Assuming you kept your shares.
Class A(1)	$98	$328	$599	$1,372
Class B(1)	$170	$591	$1,103	$1,965
Class C(1)	$163	$543	$986	$2,217
Class S(1)	$74	$232	$407	$915
Money Market Series Assuming you sold your shares at the end of each period.
Class A	$93	$290	$504	$1,120
Class B(2)	$570	$826	$1,161	$1,666
Class C	$254	$477	$824	$1,802
Class S	$62	$195	$340	$762
Assuming you kept your shares.
Class A	$93	$290	$504	$1,120
Class B(2)	$170	$526	$961	$1,666
Class C	$154	$477	$824	$1,802
Class S	$62	$195	$340	$762
Money Market Series (Pro Forma Combined)
Assuming you sold your shares at the end of each period.
Class A	$93	$290	$504	$1,120
Class B(2)	$570	$826	$1,161	$1,666
Class C	$254	$477	$824	$1,802
Class S	$62	$195	$340	$762
Assuming you kept your shares.
Class A	$93	$290	$504	$1,120
Class B(2)	$170	$526	$961	$1,666
Class C	$154	$477	$824	$1,802
Class S	$62	$195	$340	$762

(1)	Includes one year of capped expenses in the “1 Year” period and two years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.

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The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of January 31, 2006, Cash Investment Trust and Money Market Series had net assets of $864,802,333 and $3,316,541,466, respectively.

Cash Investment Trust		Money Market Series (Pre-Merger)		Money Market Series (Post-Merger)
Average Daily Net Assets	Management Fee(1)	Combined Average Daily Net Assets of DWS Money Funds(2)	Management Fee	Average Daily Net Assets(3)	Management Fee
First $250 million	0.315%	First $215 million	0.500%	First $215 million	0.500%
Next $750 million	0.295%	Next $335 million	0.375%	Next $335 million	0.375%
Next $1.5 billion	0.265%	Next $250 million	0.300%	Next $250 million	0.300%
Next $2.5 billion	0.235%	Next $800 million	0.250%	Next $800 million	0.250%
Next $2.5 billion	0.215%	Next $800 million	0.240%	Next $800 million	0.240%
Next $2.5 billion	0.195%	Next $800 million	0.230%	Next $800 million	0.230%
Next $2.5 billion	0.175%	Amount over $3.2 billion	0.220%	Amount over $3.2 billion	0.220%
Amount over $12.5 billion	0.165%

(1)	Prior to June 1, 2006, the management agreement for Cash Investment Trust contemplated the provision by DeIM of both investment advisory and administrative services, and the management fee payable by Cash Investment Trust compensated DeIM for both types of services. Effective June 1, 2006, Cash Investment Trust’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. Cash Investment Trust pays a flat fee of 0.10% of the Fund’s average daily net assets for administrative and accounting services pursuant to the Administrative Services Agreement. The management fee payable by Money Market Series continues to compensate DeIM for both investment advisory and administrative services.
(2)	Currently, the management fee for each series of DWS Money Funds, including Money Market Series, is computed based on the combined average daily net assets of all series of DWS Money Funds and allocated to such series based upon the relative net assets of each series.
(3)	As a result of the reorganization of the DWS funds, Money Market Series is expected to be the only remaining series of DWS Money Funds.

7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Cash Investment Trust or its shareholders as a direct result of the merger. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

8.	Are the dividend policies of the Funds the same?

Yes, the dividend policies are substantially the same for each Fund. Each Fund declares dividends daily and pays dividends monthly to shareholders. Both Funds may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. The cutoff time for wire transfer purchases to receive that

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day’s dividend is 2:00 p.m. Eastern time for Money Market Series, while the cutoff time for Cash Investment Trust is 12:00 p.m. Eastern time. The cut-off time for Money Market Series will apply following the merger.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of each Fund.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the net asset value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the applicable Fund’s prospectus(es) and statement(s) of additional information.

10.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of shares you are receiving, which will be equal to the number of shares you own. Otherwise, you will be notified in the next shareholder report of Cash Investment Trust.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of a majority of the shares present at the Meeting or represented thereat by proxy and entitled to vote or voting or voted thereat, provided that a quorum of shares is present at the Meeting or represented thereat by proxy.

The Trustees of Cash Investment Trust believe that the proposed merger is in the best interests of Cash Investment Trust. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

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II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Money Market Series, and how do they compare with those of Cash Investment Trust?

Investment Strategies.    As noted above, the investment objectives of the Funds are similar. The objective of Money Market Series is to seek maximum current income to the extent consistent with stability of principal. The objective of Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. While the Funds’ Advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments, including U.S. Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

Each Fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act. Each Fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase; each Fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase;

•	each Fund buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by DeIM; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by DeIM.

The principal investments of both Cash Investment Trust and Money Market Series include: (1) debt obligations issued by U.S. and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity; (2) U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. government; (3) repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and (4) asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

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Money Market Series may concentrate its investments by investing more than 25% of its net assets in instruments issued by domestic banks. Cash Investment Trust will concentrate its investments by investing more than 25% of its net assets in the obligations of banks and other financial institutions. Each Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team for each Fund screens potential securities and develops a list of those that the Fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust a Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Both Funds have elected to be classified as a diversified open-end investment company or a series thereof. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

For a more detailed description of the investment techniques used by Cash Investment Trust and Money Market Series, please see the applicable Fund’s prospectus(es) and statement(s) of additional information.

Primary Risks.    As with any investment, you may lose money by investing in Money Market Series. There are several risk factors summarized below that could reduce the yield you get from Money Market Series or make it perform less well than other investments. The risks of an investment in Money Market Series are the same as the risks of an investment in Cash Investment Trust. More detailed descriptions of the risks associated with an investment in Money Market Series can be found in the current prospectus(es) and statement(s) of additional information of Money Market Series.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, Money Market Series limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, Money Market Series only buys high quality securities with minimal credit risk. Also, the Fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or

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that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk.    While Money Market Series invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk.    A repurchase agreement exposes Money Market Series to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk.    Because Money Market Series may invest more than 25% of its total assets in bank obligations and Cash Investment Trust will invest more than 25% of its total assets in the obligations of banks and other financial institutions, the Funds may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Prepayment Risk.    When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, Money Market Series may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund’s income. It may also create a capital gain because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in Money Market Series is not insured or guaranteed by the FDIC or any other government agency. Although Money Market Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in Money Market Series.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of Money Market Series’ DWS Money Market Fund shares and Cash Investment Trust’s Class S shares. The table following the charts compares each Fund’s performance. The performance figures shown for Money Market Series are for DWS

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Money Market Fund shares, which are the original shares of the Fund that were designated as a separate class of Fund in connection with the merger. DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of Money Market Series would be expected to have substantially similar gross annual returns (before the effect of expenses) as DWS Money Market Fund shares, as the shares will be invested in the same portfolio of securities, and the returns of the classes net of expenses would be expected to differ primarily due to the different expenses of the classes.

Calendar Year Total Returns (%)

Money Market Series—DWS Money Market Fund shares

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 2.14%

For the periods included in the bar chart:

Best Quarter: 1.60%, Q3 2000                  Worst Quarter: 0.17%, Q4 2003

Cash Investment Trust—Class S

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.97%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000                  Worst Quarter: 0.07%, Q3 2003

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Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years
Money Market Series
DWS Money Market Fund shares	2.87%	2.00%	3.69%

Cash Investment Trust(1)
Class S	2.59%	1.67%	3.29%

(1)	Because Class A, Class B and Class C Shares of Cash Investment Trust do not have a full calendar year of performance they are not included in the table.

As of December 31, 2005, Cash Investment Trust’s 7-day yield was 3.58% for Class S shares, 3.34% for Class A shares, 2.63% for Class B shares and 2.71% for Class C shares and Money Market Series’ 7-day yield was 3.87% for DWS Money Market Fund shares. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current 7-day yield of the Funds, call your financial advisor or the corresponding Fund at 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each trust, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is part of Deutsche Asset Management (“DeAM”) and an indirect wholly-owned subsidiary of Deutsche Bank AG. DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc. (“DeAM, Inc.”), Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

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Distribution and Service Fees.    Pursuant to separate but substantially identical underwriting agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for shares of Cash Investment Trust and Money Market Series and acts as agent of the Funds in the continuous sale of their shares.

Money Market Series has adopted distribution and/or service plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially the same as the distribution and/or service plans adopted by Cash Investment Trust. Plans under Rule 12b-1 allow a fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to a Shareholder Services Agreement with Money Market Series, which is substantially the same as the Shareholder Services Agreement with Cash Investment Trust, DWS-SDI will receive a service fee of up to 0.25% of average daily net assets per year with respect to the Class A, Class B and Class C shares. DWS-SDI will use the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for such shares. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares. For its services under a Distribution Agreement with Money Market Series, which is substantially the same as the Distribution Agreement with Cash Investment Trust, DWS-SDI will receive a fee from Money Market Series under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares and Class C shares. This fee will be accrued daily as an expense of the Class B shares and Class C shares, respectively. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares and Class C shares.

Trustees and Officers.    The Trustees overseeing Money Market Series, a series of DWS Money Funds are different from those who oversee Cash Investment Trust. As more fully described in the statement of additional information for Money Market Series, which is available upon request, the following individuals comprise the Board of Trustees of Money Market Series: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. In addition, the officers of Money Market Series are different from those of Cash Investment Trust. The Officers of Money Market Series are Michael Clark, President, Philip J. Collora, Vice President and Assistant Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer and Philip Gallo, Chief Compliance Officer.

Independent Registered Public Accounting Firm.    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 serves as independent registered public accounting firm for Money Market Series. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax

17

and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as independent registered public accounting firm for Cash Investment Trust.

Charter Documents.    Money Market Series is a series of DWS Money Funds, a Massachusetts business trust governed by Massachusetts law. Cash Investment Trust is a Massachusetts business trust governed by Massachusetts law. Money Market Series is governed by an Amended and Restated Agreement and Declaration of Trust dated January 20, 1998, as amended. Cash Investment Trust is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended. Each Fund’s Declaration of Trust is referred to herein as a “Charter Document” and collectively as the “Charter Documents.” The Charter Documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Charter Document is provided below.

Charter Document of Money Market Series

Shares:    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund do entitle the holder to any dividends or distributions declared by the Trustees of the Fund, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Trustees when required by the Charter Document or to comply with the 1940 Act. The Trustees or such other person or persons as may be specified in the By-Laws of each Fund may call a shareholder meeting if requested in writing by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Fund may be removed by vote or written consent of fifty percent (50%) of the votes entitled to be cast on the matter. Trustee vacancies may be filled by a majority of the Trustees then in office through written appointment, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Trustees. The Fund (or any class) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of fifty percent (50%) of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

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Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

Amendment of Charter Document:    The Charter Document of the Fund may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding more than fifty percent (50%) of the shares of each series entitled to vote. The Charter Document may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986, as amended.

Charter Document of Cash Investment Trust

Shares:    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund do entitle the holder to any dividends or distributions declared by the Trustees of the Fund, and if the Fund were liquidated, shareholders would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders may be called for the purpose of acting on any matter for which a vote is required by the Charter Document or the 1940 Act, or any other matter deemed by the Trustees to be necessary or desirable. The Charter Document does not grant shareholders the right to call a shareholder meeting by written request (except that Trustees shall call a shareholder meeting for the purpose of voting upon the removal of a Trustee when requested in writing to do so by holders of at least ten percent (10%) of the outstanding shares). Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Fund may be removed (provided that the aggregate number of Trustees after such removal is not less than one) by the action of two-thirds of the remaining Trustees or by the vote of shareholders holding two-thirds of the outstanding shares. Trustee vacancies may be filled by the affirmative vote or consent of a majority of the Trustees then in office, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Trustees. The Fund (or any class) may be terminated by a written instrument signed by a majority of its

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Trustees, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of a majority of the votes entitled to be cast on the matter and voted or voting at a meeting of shareholders at which a quorum is present. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of the shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast at the meeting.

Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

Amendment of Charter Document:    The Charter Document governing the Fund may be amended by the vote of a majority of the shares of the Trust outstanding and entitled to vote. Any amendment which would change any rights with respect to any shares of the Trust or Fund by reducing the amount payable thereon upon liquidation of the Trust or Fund or by diminishing or eliminating any voting rights pertaining thereto, requires the vote or consent of the holders of two-thirds of the shares of the Trust or Fund outstanding and entitled to vote. The Charter Document governing the Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Charter Document to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code of 1986, as amended, or to change the name of the Trust or if they determine that such a change does not materially adversely affect the rights of shareholders.

The foregoing a general summary of certain provisions of the Charter Documents governing DWS Money Funds and Cash Investment Trust and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Cash Investment Trust are being asked to approve a merger between their Fund and Money Market Series pursuant to an Agreement and Plan of Reorganization between Cash Investment Trust and DWS Money Funds (on behalf of Money Market Series) (the “Agreement”). The form of the Agreement is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all the assets of Cash Investment Trust to Money Market Series in exchange for the assumption by Money Market Series of all liabilities of Cash Investment Trust and for the issuance and delivery to Cash Investment Trust of Merger Shares equal in number to the outstanding shares of Cash Investment Trust as of the Valuation Time.

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After receipt of the Merger Shares, Cash Investment Trust will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Cash Investment Trust, and the legal existence of Cash Investment Trust will be terminated. Each shareholder of Cash Investment Trust will receive Merger Shares of the corresponding class(es) as, and equal in number, to the shareholder’s Cash Investment Trust shares at the Valuation Time.

Cash Investment Trust and Money Market Series have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, DeIM does not expect to dispose of securities prior to the merger, except in the ordinary course. DeIM has represented that as of September 1, 2006, Cash Investment Trust did not have any investments that were not consistent with the current investment objective, policies, restrictions and strategies of Money Market Series.

The Trustees of Cash Investment Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. With respect to the merger, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the shares of Cash Investment Trust entitled to vote and voted or voting at the Meeting.

In the event that the merger does not receive the required shareholder approval, Cash Investment Trust will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of Cash Investment Trust may consider such alternatives as may be in the best interests of the Fund.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in early 2006 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to streamline DeAM’s money market fund business to meet the needs of shareholders and prospects going forward while maximizing internal operational and economic efficiencies. Additionally, DeAM advised the Trustees that the program is intended to eliminate product redundancies, maximize portfolio size wherever possible, reduce risk to both shareholders and DeAM, and create the possibility for higher yielding funds with potentially lower expenses.

The Trustees conducted a thorough review of the potential implications of the merger on Cash Investment Trust shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial information.

On September 20, 2006, the Trustees of Cash Investment Trust, including those Trustees who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also determined to recommend that the merger be approved by Cash Investment Trust shareholders.

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In determining to recommend approval of the merger, the Board of Trustees of the Trust considered the following factors, among others:

•	The compatibility of Cash Investment Trust’s and Money Market Series’ investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of Cash Investment Trust to pursue similar investment goals in a significantly larger fund;

•	The limited impact of the transaction on the deviation between each class’s current market price net asset value per share and $1.00;

•	The fees and operating expense ratios of Cash Investment Trust and Money Market Series, including comparisons between the expenses of Cash Investment Trust and the estimated operating expense ratios of the combined fund, and in particular noted that the total operating expense ratio of the applicable class of the combined fund was anticipated to be equal to or lower than the current total operating expense ratio of the corresponding share class of Cash Investment Trust.

•	DeIM has agreed to cap the total operating expense ratio of each applicable class of the combined fund to be exchanged in the merger at a level equal to or lower than the current total operating expense ratio of the corresponding share class of Cash Investment Trust for at least three years following the merger;

•	DeAM agreed to pay all costs associated with the merger;

•	The merger would not result in the dilution of the interests of Cash Investment Trust shareholders and that the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of Money Market Series are substantially similar on a class-level basis;

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on Cash Investment Trust and its shareholders, as well as historical and pro forma attributes of Cash Investment Trust, and the effect of the merger on certain losses of Cash Investment Trust;

•	The investment performance of Cash Investment Trust and Money Market Series; and

•	DeIM has agreed to indemnify Money Market Series against certain liabilities Money Market Series may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Money Market Series (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that Cash Investment Trust’s participation in the merger would be in the best interests of the Fund and would not dilute the interests of existing shareholders. The Trustees of Cash Investment Trust, recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides

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that Money Market Series will acquire all the assets of Cash Investment Trust solely in exchange for the assumption by Money Market Series of all liabilities of Cash Investment Trust and for the issuance of Merger Shares equal in number to the shares of Cash Investment Trust outstanding as of the Valuation Time. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m. Eastern time, on such date as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Cash Investment Trust will transfer all of its assets to Money Market Series, and in exchange, Money Market Series will assume all liabilities of Cash Investment Trust and deliver to Cash Investment Trust Merger Shares equal in number to the shares of Cash Investment Trust outstanding as of the Valuation Time. Immediately following the transfer of assets on the Exchange Date, Cash Investment Trust will distribute pro rata to its shareholders of record as of the Valuation Time the Merger Shares received by Cash Investment Trust, with Merger Shares of each class being distributed to holders of the corresponding class of Cash Investment Trust. As a result of the proposed transaction, each shareholder of Cash Investment Trust will receive Merger Shares of each class equal in number to the Cash Investment Trust shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Money Market Series in the names of such Cash Investment Trust shareholders, each account representing the respective number of Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Cash Investment Trust and DWS Money Funds have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement and that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Cash Investment Trust and DWS Money Funds, (ii) by any party to the Agreement if the merger shall not be consummated by May 7, 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party or (iv) if the net asset value per share of either party to the Agreement calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost.

If shareholders of Cash Investment Trust approve the merger, Money Market Series has agreed to identify in writing prior to the Exchange Date any assets of Cash Investment Trust that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of Money Market Series, and Cash Investment Trust agrees to dispose of such assets prior to the Exchange Date. Money Market Series also agrees to identify in writing prior to the Exchange Date any assets that it would like Cash Investment Trust to purchase, consistent with Money Market Series’ investment objective, policies, restrictions and strategies, and Cash Investment Trust agrees to purchase such assets with the cash proceeds from the disposition of assets identified by Money Market Series. DeIM has represented that it does not expect Money Market Series to identify any such assets.

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All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Cash Investment Trust shareholders in accordance with the Agreement as described above. The Merger Shares are DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares. These classes are now offered by Money Market Series to accommodate the existing holders of Class A, Class B, Class C and Class S shares of Cash Investment Trust. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Cash Investment Trust. Your Merger Shares will be treated as having been purchased on the date you purchased your Cash Investment Trust shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Acquiring Fund’s Prospectuses, copies of which were mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by Money Market Series of all the assets of Cash Investment Trust solely in exchange for Merger Shares and the assumption by Money Market Series of all the liabilities of Cash Investment Trust, followed by the distribution by Cash Investment Trust to its shareholders of Merger Shares in complete liquidation of Cash Investment Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Cash Investment Trust and Money Market Series will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Cash Investment Trust will not recognize gain or loss upon the transfer of its assets to Money Market Series in exchange for Merger Shares and the assumption of Cash Investment Trust’s liabilities by Money Market Series, and Cash Investment Trust will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Cash Investment Trust.

•	Under Section 354 of the Code, shareholders of Cash Investment Trust will not recognize gain or loss on the receipt of Merger Shares solely in exchange for their Cash Investment Trust shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Cash Investment Trust will be the same as the aggregate basis of the Cash Investment Trust shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Cash Investment Trust shareholder will include the holding period of the Cash Investment Trust shares exchanged therefor, provided that the Cash Investment Trust shareholder held the Cash Investment Trust shares at the time of the reorganization as a capital asset.

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•	Under Section 1032 of the Code, Money Market Series will not recognize gain or loss upon the receipt of assets of the Cash Account Trust in exchange for Merger Shares and the assumption by Money Market Series of all the liabilities of Cash Investment Trust.

•	Under Section 362(b) of the Code, the basis of the assets of Cash Investment Trust transferred to Money Market Series in the reorganization will be the same in the hands of Money Market Series as the basis of such assets in the hands of Cash Investment Trust immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of Cash Investment Trust transferred to Money Market Series in the reorganization in the hands of Money Market Series will include the periods during which such assets were held by Cash Investment Trust.

•	Money Market Series will succeed to and take into account the items of Cash Investment Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Both Funds’ income dividends are declared daily and paid monthly to shareholders. Both Funds may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, to prevent application of federal excise tax. Additional distributions may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Cash Investment Trust’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards, if any) immediately prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the capitalization of each Fund as of January 31, 2006, and of Money Market Series on a pro forma combined basis, giving effect to the proposed merger as of that date.(1)

	Cash Investment Trust	Money Market Series	Pro Forma Adjustments	Money Market Series—Pro Forma Combined
Net Assets
Class A shares	$123,091,483	$—	$—	$123,091,483
Class B shares	$52,708,096	$—	$—	$52,708,096
Class C shares	$40,395,985	$—	$—	$40,395,985
Class S shares	$488,430,093	$—	$160,176,676	$648,606,769
Class AARP shares	$160,176,676	$—	$(160,176,676)	$—
DWS Money Market Fund shares	$—	$3,331,191,476	$—	$3,331,191,476

Total Net Assets	$864,802,333	$3,331,191,476	$—	$4,195,993,809

Shares Outstanding
Class A shares	123,115,435			123,115,435
Class B shares	52,724,328			52,724,328
Class C shares	40,399,616			40,399,616
Class S shares	488,412,215		160,548,457	648,960,672
Class AARP shares	160,548,457		(160,548,457)	—
DWS Money Market Fund shares		3,330,837,448		3,330,837,448
Net Asset Value per share
Class A shares	$1.00	$—	$—	$1.00
Class B shares	$1.00	$—	$—	$1.00
Class C shares	$1.00	$—	$—	$1.00
Class S shares	$1.00	$—	$—	$1.00
Class AARP shares	$1.00	$—	$—	$—
DWS Money Market Fund shares	$—	$1.00	$—	$1.00

(1)	Assumes the merger had been consummated on January 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of Money Market Series will be received by the shareholders of Cash Investment Trust on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Money Market Series that actually will be received on or after such date.

Unaudited pro forma combined financial statements of Money Market Fund as of January 31, 2006, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Money Market Series will be the surviving Fund following the merger and because Money Market Series’ investment

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objective, policies, restrictions and strategies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Cash Investment Trust to Money Market Series as contemplated by the Agreement.

The Trustees of Cash Investment Trust recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Cash Investment Trust into Money Market Series, and the solicitation of proxies by and on behalf of the Trustees of Cash Investment Trust for use at the Special Meeting of Cash Investment Trust Shareholders. The Meeting is to be held on October 31, 2006, at 4:00 p.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September 29, 2006.

As of August 23, 2006, Cash Investment Trust had the following shares outstanding:

Share Class	Number of Shares
Class A	120,409,560.13
Class B	47,333,028.34
Class C	47,012,551.54
Class S	634,007,638.93

Only shareholders of record on August 23, 2006 will be entitled to notice of and to vote at the Meeting. With respect to the proposal, each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Cash Investment Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Cash Investment Trust’s shareholders by the Trustees of Cash Investment Trust for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. With respect to the proposal, the transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote a majority of the shares of Cash Investment Trust entitled to vote and voted or voting at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Cash Investment Trust at the close of business on August 23, 2006 (the “Record Date”) will be entitled to vote with respect to the merger at the Meeting or any adjournment thereof. The holders of 30% of the shares of Cash Investment Trust outstanding at the close of

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business on the Record Date present in person or represented by proxy will constitute a quorum with respect to Cash Investment Trust for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Cash Investment Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of August 3, 2006, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of Cash Investment Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Cash Investment Trust as of such date:

Class	Shareholder Name and Address	Percentage Owned
C	RJD PSPT P/S PLAN RICHARD DEPAUL TRUSTEE FBO RJD PSPT ROCKY RIVER OH 44116-1815	8.63%

To the best of the knowledge of Money Market Series, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Money Market Series as of August 3, 2006:

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Cash Investment Trust, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $148,983 for Cash Investment Trust. As the Meeting date approaches, certain shareholders of Cash Investment Trust may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Cash Investment Trust. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Cash Investment Trust, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Cash Investment Trust at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by Cash Investment Trust at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without notice with respect to the proposal to be considered at the meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders

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and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the meeting of shareholders prior to the meeting with notice to the shareholders entitled to vote at the meeting.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

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Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

The Staff of the SEC has informed counsel for DeIM, DeAM, Inc. and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds, that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC’s order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC’s announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2006, by and among DWS Money Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Money Market Prime Series (the “Acquiring Fund”), a separate series of the Acquiring Trust; Cash Investment Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Acquiring Fund and the Acquired Trust (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all the assets of the Acquired Trust to the Acquiring Fund in exchange solely for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all the liabilities of the Acquired Trust and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Trust in complete liquidation and termination of the Acquired Trust as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Trust to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Trust Liabilities and the Liquidation of the Acquired Trust

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all of the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional DWS Cash Investment Trust Class A Acquiring Fund Shares equal in number to Class A shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1, DWS Cash Investment Trust Class B Acquiring Fund Shares equal in number to Class B shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1, DWS Cash Investment Trust Class C Acquiring Fund Shares equal in number to Class C shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1 and DWS Cash Investment Trust Class S Acquiring Fund Shares equal in number to Class S shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Trust, including, but not limited to, any deferred compensation payable to the Acquired Trust Trustees. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1.

1.2  The assets of the Acquired Trust to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Trust and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Trust prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Trust’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Trust immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Trust will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Trust will distribute to the Acquired Trust’s shareholders of record with respect to each class of its shares (the “Acquired Trust Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Trust pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Trust by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Trust on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Trust Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of DWS Cash Investment Trust Class A Acquiring Fund Shares to be so credited to the Class A Acquired Trust Shareholders shall be equal to the number of Class A Acquired Trust shares owned by such shareholders as of the Valuation Time. The number of DWS Cash Investment Trust Class B Acquiring Fund Shares to be so credited to the Class B Acquired Trust Shareholders shall be equal to the number of Class B Acquired Trust shares owned by such shareholders as of the Valuation Time. The number of DWS Cash Investment Trust Class C Acquiring Fund Shares to be so credited to the Class C Acquired Trust Shareholders shall be equal to the number of Class C Acquired Trust shares owned by such shareholders as of the Valuation Time. The number of DWS Cash Investment Trust Class S Acquiring Fund Shares to be so credited to the Class S Acquired

Trust Shareholders shall be equal to the number of Class S Acquired Trust shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Trust will simultaneously be cancelled on the books of the Acquired Trust. The Acquiring Trust will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Trust including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust.

1.8  All books and records of the Acquired Trust, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Trust shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures adopted by the Acquiring Trust’s Board of Trustees copies of which have been delivered to the Acquired Trust.

2.2  Shareholders of the Acquired Trust shall be entitled to receive, with respect to each full and fractional share of the Acquired Trust held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s Independent Registered Public Accounting Firm upon the reasonable request of a Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [                  ], 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Trust shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank & Trust Company (“SSB”), custodian for the Acquired Trust, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Trust’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Trust to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered as of the Closing Date by the Acquired Trust for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Trust shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Service Corporation (“DWS SSC”), as transfer agent for the Acquired Trust shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Trust Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Trust shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Trust or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the Acquired Trust’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Trust shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of the Acquiring Fund or Class A, Class B, Class C and Class S shares of the Acquired Trust is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Trust shall include all of the Acquired Trust’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation payable to the Acquired Trust’s Board of Trustees.

4.	Representations and Warranties

4.1  The Acquired Trust represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Trust, to carry out the Agreement. The Acquired Trust is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust. The Acquired Trust has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Trust;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Trust;

(e)  Other than as disclosed on a schedule provided by the Acquired Trust, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Trust or any properties or assets held by it. The Acquired Trust knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Trust at and for the fiscal year ended May 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Trust as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Trust required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since May 31, 2006, there has not been any material adverse change in the Acquired Trust’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Trust of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Trust due to declines in market values of securities in the Acquired Trust’s portfolio, the discharge of Acquired Trust liabilities, or the redemption of Acquired Trust shares by Acquired Trust Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Trust has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Trust (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Trust Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Trust), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS SSC, as provided in section 3.4. The Acquired Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Trust, nor is there outstanding any security convertible into any shares of the Acquired Trust;

(k)  At the Closing Date, the Acquired Trust will have good and marketable title to the Acquired Trust’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Trust Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Trust, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended July 31, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Trust) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since July 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Trust. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Trust, for the account of the Acquired Trust Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under

Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Trust has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Trust

5.1  The Acquiring Fund and the Acquired Trust each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Trust and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Trust.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Trust and to ensure that the representations and warranties made by the Acquired Trust are accurate.

5.3  The Acquired Trust covenants to call a meeting of the Acquired Trust Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 19, 2006.

5.4  The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Trust shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Trust Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Trust pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Trust.

5.11  As soon as reasonably practicable after the Closing, the Acquired Trust shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and shall completely liquidate.

5.12  The Acquiring Fund and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. The Trusts shall not take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Trust will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Trust that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Trust agrees to dispose of such assets prior to the

Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Trust to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Trust agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3  The Acquired Trust shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeIM limiting the expenses of the DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of the Acquiring Fund to 0.96%, 1.67%, 1.60% and 0.72%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of three years commencing on the Closing Date.

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2  The Acquired Trust shall have delivered to the Acquiring Fund a statement of the Acquired Trust’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is validly existing as a business trust;

(b)  the Acquired Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Trust’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Trust pursuant to section 4.1 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Trust’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

7.6  The Acquired Trust’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Trust in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Trust, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all the assets of Acquired Trust solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired Trust, followed by the distribution by Acquired Trust to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Trust will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Trust will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Trust liabilities by Acquiring Fund, and Acquired Trust will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Trust; (iii) under Section 354 of the Code, shareholders of Acquired Trust will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Trust shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Trust will be the same as the aggregate basis of the Acquired Trust shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Trust shareholder will include the holding period of the Acquired Trust shares exchanged therefor, provided that the Acquired Trust shareholder held the Acquired Trust shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Acquired Trust in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of the Acquired Trust; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Trust immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by the Acquired Trust; and (ix) Money Market Series will succeed to and take into account the items of Cash Investment Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM, or its affiliates, will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Trust in connection with the rebalancing of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund and the Acquired Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before May 7, 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Trust Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Trust Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand

(including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust, Two International Place, Boston, Massachusetts 02110, with a copy to Ropes & Gray LLP, International Place, Boston, Massachusetts 02110, Attention: John W. Gerstmayr, or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Trust or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Trust and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board of Trustees of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the members of the Board of Trustees, shareholders, nominees, officers, agents, or employees of the Trusts or the Acquiring Fund personally, but bind only the respective property of the Acquired Trust and Acquiring Fund, as provided in each Trust’s Declaration of Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquired Trust and the Acquiring Fund to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board of Trustees, on behalf of the applicable Acquired Trust or Acquiring Fund, and this Agreement has been signed by authorized officers of the Acquired Trust or Acquiring Fund acting as such, and neither such authorization by such Board of Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquired Trust or the Acquiring Fund, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquired

Trust or Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquired Trust or Acquiring Fund only, and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Acquiring Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS MONEY FUNDS, on behalf of DWS Money Market Prime Series

Secretary	By: Its:

Attest:	DWS CASH INVESTMENT TRUST

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

COSTELLO - CIT

	DWS CASH INVESTMENT TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154	PROXY CARD
280 Oser Avenue	4:00 p.m., Eastern time, on October 31, 2006
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of DWS Cash Investment Trust (“Cash Investment Trust”) to DWS Money Market Prime Series (“Money Market Series”), in exchange for shares of Money Market Series and the assumption by Money Market Series of all liabilities of Cash Investment Trust, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Cash Investment Trust in complete liquidation and termination of Cash Investment Trust.

		☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

STATEMENT OF ADDITIONAL INFORMATION

DWS MONEY FUNDS

DWS MONEY MARKET PRIME SERIES

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated September 25, 2006 for the Special Meeting of Shareholders of DWS Cash Investment Trust (“Cash Investment Trust”) to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048 (1-800-728-3337 for Class S shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Money Market Prime Series of DWS Money Funds (“Money Market Series”) is contained in the Fund’s statements of additional information dated August 1, 2006, as supplemented from time to time, for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares, which are attached to this statement of additional information as Appendix A and Appendix B. The audited financial statements and related independent registered public accounting firm’s report for Money Market Series contained in the Annual Report for the fiscal year ended July 31, 2005 and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2006 are incorporated herein by reference insofar as they relate to the Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Money Market Series as if the merger had been consummated on January 31, 2006, unless otherwise indicated.

Further information about Cash Investment Trust is contained in the Fund’s statement of additional information dated October 1, 2005, as supplemented from time to time, relating to Class A, Class B, Class C and Class S shares.

The date of this statement of additional information is September 25, 2006.

Pro Forma

Portfolio of Investments

As of January 31,2006

(Unaudited)

	DWS Money Market Fund Principal Amount ($)	DWS Cash Investment Trust Principal Amount ($)	DWS Money Market Fund Pro Forma Combined Principal Amount ($)	DWS Money Market Fund Value ($)	DWS Cash Investment Trust Value ($)	DWS Money Market Fund Pro Forma Combined Value ($)
Certificates of Deposit and Bank Notes 14.7%
Abbott Laboratories, 5.65%, 7/1/2006	10,000,000	—	10,000,000	10,065,113	—	10,065,113
Banco Bilbao Vizcaya Argentaria SA:
4.77% 11/20/2006	11,400,000	10,000,000	21,400,000	11,402,667	10,002,339	21,405,006
4.84% 1/31/2007	10,000,000	—	10,000,000	9,996,628	—	9,996,628
Bank of America NA, 4.53%, 3/28/2006	30,000,000	10,000,000	40,000,000	30,000,000	10,000,000	40,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.28%, 2/10/2006	40,000,000	10,000,000	50,000,000	40,000,000	10,000,000	50,000,000
Calyon, 3.27%, 3/6/2006	20,000,000	5,000,000	25,000,000	20,000,000	5,000,000	25,000,000
Credit Agricole SA, 4.74% 9/28/2006	30,000,000	—	30,000,000	30,000,000	—	30,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	20,000,000	5,000,000	25,000,000	20,000,000	5,000,000	25,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	35,000,000	16,000,000	51,000,000	35,000,000	16,000,000	51,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	35,000,000	—	35,000,000	35,000,000	—	35,000,000
Norinchukin Bank, 4.56%, 3/23/2006	25,000,000	—	25,000,000	25,000,000	—	25,000,000
Royal Bank of Scotland PLC, 4.4%, 10/4/2006	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Societe Generale:
3.265%, 3/3/2006	27,000,000	10,000,000	37,000,000	27,000,000	10,000,000	37,000,000
4.25%, 9/6/2006	15,000,000	10,000,000	25,000,000	14,992,534	9,995,023	24,987,557
4.32%, 2/1/2006	35,000,000	10,000,000	45,000,000	35,000,000	10,000,000	45,000,000
4.705%, 9/19/2006	25,000,000	5,000,000	30,000,000	25,000,771	5,000,154	30,000,925
4.79%, 11/17/2006	25,000,000	—	25,000,000	25,009,380	—	25,009,380
Tango Finance Corp., 4.045%, 7/25/2006	25,000,000	—	25,000,000	24,999,404	—	24,999,404
Toronto Dominion Bank:
3.6% 6/7/2006	25,000,000	15,000,000	40,000,000	25,000,000	15,000,000	40,000,000
3.75% 5/16/2006	17,500,000	7,000,000	24,500,000	17,499,513	6,999,805	24,499,318
UniCredito Italiano SpA, 3.73%, 4/12/2006	5,000,000	2,500,000	7,500,000	5,000,000	2,500,000	7,500,000
Wal-Mart Stores, Inc., 5.45%, 8/1/2006	9,017,000	—	9,017,000	9,079,207	—	9,079,207
Wells Fargo Bank, NA, 4.79%, 1/17/2007	20,000,000	—	20,000,000	20,007,188	—	20,007,188

Total Certificates of Deposit and Bank Notes (Cost $495,052,405, $120,497,321 and $615,549,726, respectively)				495,052,405	120,497,321	615,549,726

Commercial Paper ** 35.0%
Atlantis One Funding Corp.:
4.22%, 2/9/2006	50,000,000	25,000,000	75,000,000	49,953,111	24,976,556	74,929,667
4.255%, 2/16/2006	75,000,000	15,000,000	90,000,000	74,867,031	14,973,406	89,840,437
4.27%, 2/21/2006	15,000,000	5,000,000	20,000,000	14,964,417	4,988,139	19,952,556
Cancara Asset Securitization LLC, 4.31%, 2/2/2006	—	21,193,000	21,193,000		21,190,463	21,190,463
CC (USA), Inc., 4.24%, 2/8/2006	—	2,300,000	2,300,000		2,298,104	2,298,104
Charta LLC:
4.26%, 2/8/2006	50,000,000	25,000,000	75,000,000	49,964,500	24,982,250	74,946,750
4.31%, 2/1/2006	65,000,000	—	65,000,000	65,000,000	—	65,000,000
4.31%, 2/3/2006	35,000,000	—	35,000,000	34,991,619	14,996,408	49,988,027
DNB NOR Bank ASA, 4.64%, 8/1/2006	35,000,000	—	35,000,000	34,183,489		34,183,489
Falcon Asset Securitization Corp., 4.35%, 2/1/2006	25,000,000	15,000,000	40,000,000	25,000,000	15,000,000	40,000,000
General Electric Capital Corp., 4.48%, 2/1/2006	125,000,000	35,000,000	160,000,000	125,000,000	35,000,000	160,000,000
Giro Funding US Corp.:
4.25%, 2/8/2006	17,000,000	—	17,000,000	16,985,951	—	16,985,951
4.54%, 3/24/2006	50,000,000	25,000,000	75,000,000	49,678,417	24,839,208	74,517,625
Grampian Funding Ltd., 4.64%, 7/28/2006	52,000,000	25,000,000	77,000,000	50,813,707	24,429,667	75,243,374
Greyhawk Funding LLC, 4.205%, 2/21/2006	50,000,000	10,000,000	60,000,000	50,000,000	10,000,000	60,000,000
HSBC Finance Corp., 4.5%, 2/1/2006	146,779,000	—	146,779,000	146,779,000	—	146,779,000
K2 (USA) LLC, 4.64%, 7/31/2006	35,000,000	25,000,000	60,000,000	34,188,000	24,420,000	58,608,000
Mane Funding Corp.:
4.23%, 2/9/2006	40,607,000	—	40,607,000	40,568,829	—	40,568,829
4.5%, 3/24/2006	30,000,000	10,000,000	40,000,000	29,808,750	9,936,250	39,745,000
Perry Global Funding LLC:
Series A, 4.225%, 2/7/2006	25,000,000	10,000,000	35,000,000	24,982,396	9,992,958	34,975,354
Series A, 4.52%, 2/21/2006	100,000,000	20,000,000	120,000,000	99,748,889	19,949,778	119,698,667
Preferred Receivables Funnding Corp., 4.22%, 2/10/2006	32,513,000	—	32,513,000	32,478,699	—	32,478,699
Sanofi-Aventis, 4.37%, 2/15/2006	35,000,000	—	35,000,000	34,940,519	—	34,940,519
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	—	10,000,000	9,973,458	—	9,973,458
Three Rivers Funding Corp., 4.31%, 2/3/2006	71,655,000	—	71,655,000	71,637,843	—	71,637,843
Verizon Global Funding Corp., 4.59%, 3/28/2006	11,000,000	10,000,000	21,000,000	10,922,863	9,929,875	20,852,738

Total Commercial Paper (Cost $1,177,431,488, $291,903,062 and $1,469,334,550, respectively)				1,177,431,488	291,903,062	1,469,334,550

Short-Term Notes * 29.4%
American Honda Finance Corp.:
4.16%, 4/10/2006	65,000,000	—	65,000,000	65,006,722	—	65,006,722
4.44%, 12/12/2006	55,000,000	25,000,000	80,000,000	55,000,000	25,000,000	80,000,000
4.58%, 10/10/2006	10,000,000	—	10,000,000	10,003,329	—	10,003,329
4.461, 6/22/2006	—	5,000,000	5,000,000	—	5,000,000	5,000,000
4.6%, 10/18/2006	—	10,000,000	10,000,000	—	10,001,137	10,001,137
Beta Finance, Inc., 144A, 4.55%, 4/10/2006	25,000,000	5,000,000	30,000,000	25,001,535	5,000,307	30,001,842
BNP Paribas:
4.504%, 2/27/2006	15,000,000	—	15,000,000	15,000,000	—	15,000,000
4.05%, 10/26/2006	—	15,000,000	15,000,000	—	15,000,000	15,000,000
Canadian Imperial Bank of Commerce, 4.53%, 2/15/2007	45,000,000	—	45,000,000	45,009,401	—	45,009,401
CIT Group, Inc.:
4.398%, 8/18/2006	18,500,000	—	18,500,000	18,504,093	—	18,504,093
4.702%, 4/19/2006	10,000,000	—	10,000,000	10,002,054	—	10,002,054
Credit Suisse:
3.8%, 9/26/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
3.931%, 9/26/2006	—	10,000,000	10,000,000	—	10,000,000	10,000,000
4.489%, 9/26/2006	50,000,000	—	50,000,000	50,000,000	—	50,000,000
4.503%, 9/26/2006	50,000,000	—	50,000,000	50,000,000	—	50,000,000
Dorada Finance, Inc.:
4.34%, 11/1/2006	125,000,000	—	125,000,000	124,990,651	—	124,990,651
4.52%, 11/1/2006	—	25,000,000	25,000,000	—	24,998,130	24,998,130
General Electric Capital Corp., 3.95%, 5/12/2006	31,250,000	—	31,250,000	31,266,181	—	31,266,181
HSBC Finance Corp., 4.41%, 2/6/2007	15,000,000	—	15,000,000	15,000,000	—	15,000,000
International Business Machine Corp., 4.33%, 3/8/2006	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Links Finance LLC, 4.445%, 5/22/2006	5,000,000	12,000,000	17,000,000	4,999,845	11,999,629	16,999,474
Merrill Lynch & Co., Inc.:
4.35%, 9/15/2006	30,000,000	—	30,000,000	30,000,000	—	30,000,000
4.36%, 5/5/2006	6,000,000	—	6,000,000	6,001,231	—	6,001,231
4.42%, 2/2/2007	25,000,000	—	25,000,000	25,000,000	—	25,000,000
4.448% 5/5/2006	—	12,000,000	12,000,000	—	12,002,462	12,002,462
4.45%, 2/15/2007	—	5,000,000	5,000,000	—	5,000,000	5,000,000
4.547%, 3/17/2006	55,000,000	20,000,000	75,000,000	55,004,840	20,001,760	75,006,600
Morgan Stanley, 4.52%, 7/10/2006	100,000,000	—	100,000,000	100,000,000	—	100,000,000
Pfizer Investment Capital PLC:
4.33%, 12/15/2006	50,000,000	—	50,000,000	50,000,000	—	50,000,000
4.43%, 2/15/2007	—	15,000,000	15,000,000	—	15,000,000	15,000,000
Skandinaviska Enskilda Banken, 4.47%, 11/16/2006	—	7,000,000	7,000,000	—	7,000,000	7,000,000
SunTrust Bank Altanta:
3.17%, 4/28/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
4.19%, 4/28/2006	100,000,000	—	100,000,000	100,000,000	—	100,000,000
Toyota Motor Credit Corp., 4.51%, 11/7/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
UniCredito Italiano SpA:
3.278%, 9/1/2006	—	10,000,000	10,000,000	—	9,997,476	9,997,476
3.474, 10/4/2006	—	15,000,000	15,000,000	—	14,995,094	14,995,094
3.82%, 9/1/2006	20,000,000	—	20,000,000	19,994,952		19,994,952
4.48%, 10/4/2006	60,000,000	—	60,000,000	59,980,375	—	59,980,375

Total Short-Term Notes (Cost $968,765,209, $265,995,995 and $1,234,761,204, respectively)				968,765,209	265,995,995	1,234,761,204

Promissory Notes * 2.4%
The Goldman Sachs Group, Inc.:
3.17%, 2/16/2006	15,000,000	10,000,000	25,000,000	15,000,000	10,000,000	25,000,000
3.871%, 6/23/2006	35,000,000	10,000,000	45,000,000	35,000,000	10,000,000	45,000,000
3.933%, 6/23/2006	20,000,000	10,000,000	30,000,000	20,000,000	10,000,000	30,000,000

Total Promissory Notes (Cost $70,000,000, $30,000,000 and $100,000,000, respectively)				70,000,000	30,000,000	100,000,000

Master Notes * 1.2%
The Bear Stearns Companies, Inc., 4.65%, 2/1/2006 (a)	50,000,000	—	50,000,000	50,000,000	—	50,000,000

Total Master Notes (Cost $50,000,000, $0 and $50,000,000, respectively)				50,000,000	—	50,000,000

US Government Sponsored Agencies 1.6%
Federal National Mortgage Association:
4.0%, 8/8/2006	50,000,000	13,000,000	63,000,000	50,000,000	13,000,000	63,000,000
4.03%, 7/21/2006	—	4,000,000	4,000,000	—	4,000,000	4,000,000

Total US Government Sponsored Agencies (Cost $50,000,000, $17,000,000 and $67,000,000, respectively)				50,000,000	17,000,000	67,000,000

Funding Agreements * 1.2%
New York Life Insurance Co.:
3.994%, 9/19/2006	—	20,000,000	20,000,000	—	20,000,000	20,000,000
4.57%, 9/19/2006	30,000,000	—	30,000,000	30,000,000	—	30,000,000

Total Funding Agreements (Cost $30,000,000, $20,000,000 and $50,000,000, respectively)				30,000,000	20,000,000	50,000,000

Asset Backed * 1.3%
Permanent Financing PLC, “1A”, Series 8, 4.38%, 6/12/2006	35,000,000	20,000,000	55,000,000	35,000,000	20,000,000	55,000,000

Total Asset Backed ( Cost $35,000,000, $20,000,000 and $55,000,000, respectively)				35,000,000	20,000,000	55,000,000

US Government Agency Sponsored Pass-Throughs 0.5%
Federal National Mortgage Association, 4.56%, 10/2/2006	22,000,000	—	22,000,000	21,322,840	—	21,322,840

Total US Government Agency Sponsored Pass-Throughs (Cost $21,322,840, $0 and $21,322,840, respectively)				21,322,840	—	21,322,840

Repurchase Agreements 12.8%
Morgan Stanley & Co., Inc., 4.45%, 2/1/2006	437,000,000	98,000,000	535,000,000	437,000,000	98,000,000	535,000,000
State Street Bank and Trust Co., 4.25%, 2/1/2006	435,000	1,021,000	1,456,000	435,000	1,021,000	1,456,000

Total Repurchase Agreements (Cost $437,435,000, $99,021,000 and $536,456,000, respectively)				437,435,000	99,021,000	536,456,000

Total Investment Portfolio ( Cost $3,335,006,942, $864,417,378 and $4,199,424,320, respectively) 100.1%				3,335,006,942	864,417,378	4,199,424,320
Other Assets and Liabilities, Net (0.1%)				(3,815,466)	384,955	(3,430,511)

Net Assets 100.0%				3,331,191,476	864,802,333	4,195,993,809

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.
**	Annualized yield at time of purchase; not a coupon rate.

(a)	Reset date; not a maturity date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of January 31, 2006 and of DWS Money Market Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date. (1)

	DWS Money Market Fund	DWS Cash Investment Trust	Pro Forma Adjustments	DWS Money Market Fund Pro Forma Combined
Net Assets
Retail Shares	$3,331,191,476	$—	$—	$3,331,191,476
Class A Shares	$—	$123,091,483	—	$123,091,483
Class B Shares	$—	$52,708,096	—	$52,708,096
Class C Shares	$—	$40,395,985	—	$40,395,985
Class AARP Shares	$—	$160,176,676	(160,176,676)	$—
Class S Shares	$—	$488,430,093	160,176,676	$648,606,769

Total Net Assets	$3,331,191,476	$864,802,333	$—	$4,195,993,809

Shares Outstanding
Retail Shares	3,330,837,448	—	—	3,330,837,448
Class A Shares	—	123,115,435	—	123,115,435
Class B Shares	—	52,724,328	—	52,724,328
Class C Shares	—	40,399,616	—	40,399,616
Class AARP Shares	—	160,548,457	(160,548,457)	—
Class S Shares	—	488,412,215	160,548,457	648,960,672
Net Asset Value per share
Retail Shares	$1.00	$—	$—	$1.00
Class A Shares	$—	$1.00	—	$1.00
Class B Shares	$—	$1.00	—	$1.00
Class C Shares	$—	$1.00	—	$1.00
Class AARP Shares	$—	$1.00	—	$—
Class S Shares	$—	$1.00	—	$1.00

1)	Assumes the merger had been consummated on January 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of the DWS Money Market Fund will be received by the shareholders of the DWS Cash Investment Trust on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS Money Market Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2006 (UNAUDITED)

	DWS Money Market Fund	DWS Cash Investment Trust	Pro Forma Adjustments	DWS Money Market Fund Pro Forma Combined
Investments, at value	$3,335,006,942	$864,417,378	$—	$4,199,424,320
Cash	$536	$472,579	$—	$473,115
Other assets less liabilities	$(3,816,002)	$(87,624)	$—	$(3,903,626)

Total Net Assets	$3,331,191,476	$864,802,333	$—	$4,195,993,809

Net Assets
Retail Shares	$3,331,191,476	$—	$—	$3,331,191,476
Class A Shares	$—	$123,091,483	$—	$123,091,483
Class B Shares	$—	$52,708,096	$—	$52,708,096
Class C Shares	$—	$40,395,985	$—	$40,395,985
Class AARP Class	$—	$160,176,676	$(160,176,676)	$—
Class S Shares	$—	$488,430,093	$160,176,676	$648,606,769

Total Net Assets	$3,331,191,476	$864,802,333	$—	$4,195,993,809

Shares Outstanding
Retail Shares	3,330,837,448	—	—	3,330,837,448
Class A Shares	—	123,115,435	—	123,115,435
Class B Shares	—	52,724,328	—	52,724,328
Class C Shares	—	40,399,616	—	40,399,616
Class AARP Class	—	160,548,457	(160,548,457)	—
Class S Shares	—	488,412,215	160,548,457	648,960,672
Net Asset Value per Share
Retail Shares	$1.00	$—	—	$1.00
Class A Shares	$—	$1.00	—	$1.00
Class B Shares	$—	$1.00	—	$1.00
Class C Shares	$—	$1.00	—	$1.00
Class AARP Class	$—	$1.00	—	$—
Class S Shares	$—	$1.00	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JANUARY 31, 2006 (UNAUDITED)

	DWS Money Market Fund	DWS Cash Investment Trust	Pro Forma Adjustments		DWS Money Market Fund Pro Forma Combined
Investment Income:
Interest income	$114,068,293	$27,127,957	—		$141,196,250

Total Investment Income	114,068,293	27,127,957			141,196,250
Expenses
Management Fees	8,795,734	3,280,842	(856,996)	(2)	11,219,580
Services to Shareholders	5,132,881	2,636,135	(215,057)	(3)	7,553,959
Custodian Fees	140,945	46,401	(36,157)	(3)	151,189
Fund Accounting	—	101,561	(101,561)	(3)	—
Distribution Service Fees	—	512,205	—		512,205
Auditing	60,727	60,773	(61,500)	(3)	60,000
Legal	71,548	19,691	58,798	(3)	150,037
Trustees Fees	100,554	34,707	(69,661)	(3)	65,600
Reports to Shareholders	192,163	122,747	51,383	(3)	366,293
Registration Fees	33,307	36,490	13,100	(3)	82,897
Other Expenses	178,756	73,288	(91,882)	(3)	160,162

Total expenses before reductions	14,706,615	6,924,840	(1,309,533)		20,321,922
Expense reductions	(47,248)	(858,241)	762,172	(4)	(143,317)

Expenses, net	14,659,367	6,066,599	(547,361)		20,178,605

Net investment income (loss)	99,408,926	21,061,358	547,361		121,017,645

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	25,138	1,750	—		26,888
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—		—

Net increase in net assets from operations	$99,434,064	$21,063,108	$547,361		$121,044,533

Notes to Pro Forma Combining Financial Statements

January 31, 2006

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of January 31, 2006, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended January 31, 2006 for DWS Money Market Fund and DWS Cash Investment Trust, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Money Market Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of DWS Money Market Fund’s management fee agreement, applied to the pro forma combined average daily net assets.
3.	Represents estimated increase (decrease) in expense resulting from the merger.
4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of DWS Cash Investment Trust in exchange for shares of DWS Money Market Fund at net asset value. Following the acquisition, DWS Money Market Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost methad permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Appendix A

DWS MONEY FUNDS

DWS Money Market Prime Series

DWS Cash Investment Trust Class A, Class B and Class C

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Cash Investment Trust Class A, Class B and Class C shares of DWS Money Market Prime Series (the “Fund”), a series of DWS Money Funds dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated July 31, 2005, and the Semiannual Report to Shareholders of the fund dated January 31, 2006, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

i

This combined Statement of Additional Information contains information about DWS Cash Investment Trust Class A, Class B and Class C shares (“Class A”, “Class B” and “Class C”) of the Fund, a series of DWS Money Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (the Fund’s concentration in the banking industry is described on page 2);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

With regard to investment restriction (3) above, for the Fund, for purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

If the Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by the Board of Trustees of the Trust without a vote of the Fund’s shareholders. The Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper obligations rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody’s or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody’s or AA by S&P or higher. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

The Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission (“SEC”) guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. The Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for the Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards the Fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Fund, has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund are actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Fund would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund will invest only in Municipal Securities that at the time of purchase:

(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the funds’ Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the Fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. The Fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) “acquires a security (Obligation)” and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund’s acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Fund holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund’s portfolio consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

From August 1, 2004 to June 12, 2005 the Trust, on behalf of the Fund, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of the Fund over $800 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of the Fund over $3.2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For three years from the commencement of operations of the Class A, Class B and Class C shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Class A, Class B and Class C shares total operating expenses at 0.96%, 1.67% and 1.60%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and trustee and trustee counsel fees.

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	2005	2004	2003
Money Market Prime Series	$8,951,891	$10,186,555	$12,089,174

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreements, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the

Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FUND SERVICE PROVIDERS

Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by DWS-SDI upon 60 days’ notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund’s shares. DWS-SDI receives no compensation from the Fund as principal underwriter for Class A shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days’ notice. Termination with respect to the Class A, Class B or Class C shares of the Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, Class B or Class C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in the Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Distribution Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DWS-SDI to pay for distribution services for those classes. The Fund has adopted a plan pursuant to Rule 12b-1, that provides for shareholder and administrative services to the Fund on behalf of its Class A, Class B and Class C shareholders under the Fund’s Services Agreement with DWS-SDI (a “Rule 12b-1 Services Plan”). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DWS-SDI to pay for distribution services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Services Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on the Fund’s records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Trust, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain officers of the Trust are also officers of the Advisor or DWS-SDI, as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Fund.

SSB also acts as transfer agent for the Fund. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (DWS-SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2005, shareholder service fees were remitted for the Fund in the amount of $3,256,811 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for the Fund in the amount of $3,552,414 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for the Fund in the amount of $4,595,480 to DWS-SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Custodian’s fee may be reduced by certain earnings credits in favor of the Fund.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same class if the distribution check is returned as undeliverable.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay to these Firms, out of the Fund’s assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Fund’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.

The Fund may waive the minimum for purchases by trustees, officers or employees of the Fund or the Manager and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by DWS Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Classes of Shares. As reflected in the prospectus, the Fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other DWS Funds and not as a stand alone money market fund. Thus, investors may consider purchasing shares of the Fund on exchange from a like class of another DWS Fund, or as part of an asset allocation strategy across like class shares of several DWS Funds. In addition, investors may consider purchasing shares of the Fund with the intention of gradually exchanging into like class shares of one or more DWS Funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the Fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the DWS family and the role that the Fund will play as the money market fund alternative within that structure. Since Class A shares of the Fund are sold without a sales charge (although there may be a sales charge on exchange to Class A shares of other DWS Funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the Fund would not be appropriate as a stand alone investment that is not integrated into an investment program across like class shares of other DWS Funds.

DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares of DWS Funds. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Wires. To purchase shares of the Fund and obtain the same day’s dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 2:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund’s transfer agent of such a purchase by calling 1-800-621-1048. If either the federal funds or the account information is received after 2:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the “Exchange”) (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but you will not receive the dividend; in such cases, dividends commence on the next business day.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of the Fund is computed as of the close of regular trading (the “value time”) on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund seeks to maintain a net asset value of $1.00 per share. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

In addition, the Trust may delay payment of redemptions with respect to the Fund in the event of a closing of the Federal Reserve Bank’s wire payment system until a reasonable time after the system reopens, but in any event the Trust may not delay payment more than seven business days except under the circumstances discussed above.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at net asset value may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

As reflected in the prospectus, the CDSC would not apply to Class A shares of the Fund acquired directly but only to shares acquired on exchange from another DWS Fund purchased under the Large Order NAV Purchase Privilege. To the extent that the CDSC may be applicable to certain Class A shares, the Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

NET ASSET VALUE

The net asset value of shares of the Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of  1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	72

* Inception date of the corporation which was the predecessor to the L.L.C.

Officers(2)

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

Name of Board Member	Compensation from DWS Money Market Prime Series	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex(3)(4)(5)
John W. Ballantine	$8,450	$0	$215,150
Donald L. Dunaway(1)	$8,590	$0	$224,660
James R. Edgar(2)	$7,140	$0	$173,790
Paul K. Freeman	$8,490	$0	$215,150
Robert B. Hoffman	$7,680	$0	$187,940
William McClayton	$7,420	$0	$181,180
Shirley D. Peterson(6)	$8,220	$0	$208,580
Robert H. Wadsworth	$7,050	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $8,138.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $58,983.

(3)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5)	If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership in the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Money Market Prime Series	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee

John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.

***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Fund was redesignated DWS Tax-Exempt Money Fund. On August 1, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16 (c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at he bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2005 and the Semiannual Report to Shareholders of the Funds dated January 31 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Appendix B

SUPPLEMENT TO THE CURRENTLY EFFECTIVE

PROSPECTUS DATED AUGUST 1, 2006

DWS MONEY MARKET PRIME SERIES

DWS Cash Investment Trust Class S

The Annual Total Returns bar chart and the Average Annual Total Returns table under the section “The Fund’s Performance History” are revised and replaced in their entirety with the following:

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	5.02
1997	5.14
1998	5.06
1999	4.76
2000	6.04
2001	3.70
2002	1.29
2003	0.61
2004	0.76
2005	2.67

2006 Total Return as of June 30: 2.04%

For the periods included in the bar chart:

Best Quarter: 1.55%, Q3 2000	Worst Quarter: 0.12%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.67	1.80	3.49

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

[Logo]DWS
SCUDDER
September 15, 2006	Deutsche Bank Group

The following supplements the disclosure under the section “Policies You Should Know About”:

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

The fund accepts Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-728-3337 or write (DWS Scudder, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Please Retain this Supplement for Future Reference

September 15, 2006

DWS Money Market Prime Series

DWS Cash Investment Trust Class S

Supplement to the currently effective Statement of Additional Information dated August 1, 2006

The following information supplements the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Checkwriting. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. The fund pays the bank charges for this service. However, the fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The fund, DWS Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the checkwriting procedure.

The fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Fund may also require that you put your request in writing so that a Fund will receive it within 14 days after you call. If you order a Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a Fund does not do so, a Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

[Logo]DWS’

SCUDDER

Deutsche Bank Group

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly.

If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation.

If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Fund, the Funds’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Funds’ agreement with you, a Fund may be liable for your losses or damages. A Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Fund’s liability shall not exceed the amount of the transfer in question.

A Fund, the Funds’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Please retain this supplement for future reference.

September 15, 2006

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DWS MONEY FUNDS

DWS Money Market Prime Series

DWS Cash Investment Trust Class S

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Cash Investment Trust Class S shares of DWS Money Market Prime Series (the “Fund”), a series of DWS Money Funds dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated July 31, 2005 and the Semiannual Report to Shareholders of the Fund dated January 31, 2006, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

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This combined Statement of Additional Information contains information about DWS Cash Investment Trust Class S shares (“Class S”) of the Fund, a series of DWS Money Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (the Fund’s concentration in the banking industry is described on page 2);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

With regard to investment restriction (3) above, for the Fund, for purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

If the Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by the Board of Trustees of the Trust without a vote of the Fund’s shareholders. The Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper obligations rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody’s or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody’s or AA by S&P or higher. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes. The Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission (“SEC”) guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. The Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

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A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for the Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are

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different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a

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third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis. Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards the Fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities

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are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Fund, has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund are actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Fund

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would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments. Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond

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counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt

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of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the Fund’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the Fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. The fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield

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during the Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) “acquires a security (Obligation)” and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their

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exercise price will be (i) the Fund’s acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities

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of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

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A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Fund holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

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There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual DeIM Fund’s Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different

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amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund’s portfolio consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

From August 1, 2004 to June 12, 2005 the Trust, on behalf of the Fund, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of the Fund over $800 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of the Fund over $3.2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	2005	2004	2003
Money Market Prime Series	$8,951,891	$10,186,555	$12,089,174

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Class S shares total operating expenses at 0.72%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and trustee and trustee counsel fees.

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Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to

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evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party. Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made

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for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FUND SERVICE PROVIDERS

Underwriter

The Trust has an underwriting agreement with DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Fund.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

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Although the Class S shares of the Fund do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Fund.

SSB also acts as transfer agent for the Fund. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2005, shareholder service fees were remitted for the Fund in the amount of $3,256,811 to DWS-SISC as Shareholder Service Agent.

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During the fiscal year ended July 31, 2004, shareholder service fees were remitted for the Fund in the amount of $3,552,414 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for the Fund in the amount of $4,595,480 to DWS-SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Custodian’s fee may be reduced by certain earnings credits in favor of the Fund.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s

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transfer agent, Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

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•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 through DWS Scudder Investor Services, Inc. by letter, fax, or telephone.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

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5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Wire Transfer of Federal Funds. Orders for shares of a Fund will become effective when an investor’s bank wire order or check is converted into federal funds (monies credited to the account of State Street Bank and Trust Company (the “Custodian”) with its registered Federal Reserve Bank). If payment is transmitted by the Federal

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Reserve Wire System, the order will become effective upon receipt. Orders will be executed at 5:00 p.m. on the same day if a bank wire or check is converted to federal funds or a federal funds’ wire is received by 5:00 p.m. In addition, if investors known to a Fund notify the Fund by 5:00 p.m. that they intend to wire federal funds to purchase shares of a Fund on any business day and if monies are received in time to be invested, orders will be executed at the net asset value per share determined at 5:00 p.m. the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the check is deposited.

Purchase orders received between 4:00 and 5:00 Eastern time, for effectiveness at the 5:00 Eastern time net asset value determination may be rejected based on certain guidelines. In particular, only investors known to the Fund may submit wire purchase orders between 4:00 and 5:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a Fund, the size of the order submitted, general market conditions, and the availability of investments for a Fund.

Shares of a Fund may be purchased by writing or calling the Transfer Agent. Orders for shares of a particular class of a Fund will be executed at the net asset value per share of such class next determined after an order has become effective.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

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Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

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If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

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Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

NET ASSET VALUE

The net asset value of shares of the Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if

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any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp	69

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	72

	* Inception date of the corporation which was the predecessor to the L.L.C.

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Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Michael G. Clark (4) (1965) President, 2006-present	Managing Director (3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director (3), Deutsche Asset Management	n/a

Paul H. Schubert (4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director (3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette (5) (1962) Secretary, 2001-present	Director (3), Deutsche Asset Management	n/a

Patricia DeFilippis (4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger (4) (1962) Assistant Secretary, 2005-present	Director (3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (5) (1962) Assistant Secretary, 1998-present	Managing Director (3), Deutsche Asset Management	n/a

Scott M. McHugh (5) (1971) Assistant Treasurer, 2005-present	Director (3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (5) (1957) Assistant Treasurer, 2003-present	Director (3), Deutsche Asset Management	n/a

John Robbins (4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director (3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo (4) (1962) Chief Compliance Officer, 2004-present	Managing Director (3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

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(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

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Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

Name of Board Member	Compensation from DWS Money Market Prime Series	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex (3) (4) (5)
John W. Ballantine	$8,450	$0	$215,150
Donald L. Dunaway (1)	$8,590	$0	$224,660
James R. Edgar (2)	$7,140	$0	$173,790

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Name of Board Member	Compensation from DWS Money Market Prime Series	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex (3) (4) (5)
Paul K. Freeman	$8,490	$0	$215,150
Robert B. Hoffman	$7,680	$0	$187,940
William McClayton	$7,420	$0	$181,180
Shirley D. Peterson (6)	$8,220	$0	$208,580
Robert H. Wadsworth	$7,050	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $8,138.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $58,983.

(3)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5)	If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee

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agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership in the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Money Market Prime Series	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.

***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

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To the best of the Fund’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Fund was redesignated DWS Tax-Exempt Money Fund. On August 1, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable,

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have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

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PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a

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certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at he bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2005 and the Semiannual Report to the Shareholders of the Funds dated January 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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